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                                                                   EXHIBIT 99.1


                ADAMS RESOURCES ANNOUNCES FIRST QUARTER EARNINGS


         Houston (May 14, 2003)--Adams Resources & Energy, Inc. (AMEX-AE) announced first quarter 2003 unaudited net earnings of $348,000 or $.08 per common share on revenues of $473,290,000. This compares to unaudited first quarter 2002 net earnings of $595,000 or $.14 per common share. Net cash flow provided by operating activities for the first three months of 2003 totaled $3,255,000.

         Chairman and President, K.S. "Bud" Adams, Jr., said earnings fell short of expectation due to losses sustained by the Company's New England area retail natural gas business. Severe cold weather coupled with elevated natural gas prices produced a $2,053,000 after tax loss within the New England operations. The Company is presently taking steps to discontinue its New England operation and with the end of the winter heating season, additional significant losses are not anticipated.

         Mr. Adams indicated the Company's other operating units are performing moderately well. Most notably, oil and gas operating earnings improved to $861,000 during the first quarter of 2003 compared to $30,000 in the 2002 first quarter. A summary of operating results is as follows:

                                                                       First Quarter
                                                             ---------------------------------
                                                                  2003              2002
                                                             --------------     --------------
Operating Earnings
   Marketing.........................................        $    3,977,000     $    5,014,000
   Transportation....................................               499,000            475,000
   Oil and gas.......................................               861,000             30,000
General & administrative expenses....................            (1,441,000)        (2,189,000)
Interest, net........................................               122,000             37,000
Income tax provision.................................            (1,525,000)        (1,262,000)
                                                             --------------     --------------

Earnings from continuing operations..................             2,493,000          2,105,000

Loss from discontinued operations, net of tax........            (2,053,000)        (1,510,000)

Cumulative effect of accounting change,
   net of taxes......................................               (92,000)                 -
                                                             --------------     --------------

Net earnings............................................     $      348,000      $      595,000
                                                             ==============      ==============

         Adams Resources & Energy, Inc. is engaged in the business of marketing crude oil, natural gas, and petroleum products, as well as tank truck transportation of liquid chemicals, and oil and gas exploration and production.

             .......................................................

         The information in this release includes certain forward-looking statements that are based on assumptions that in the future may prove not to have been accurate. A number of factors could cause actual results or events to differ materially from those anticipated. Such factors include, among others,
(a) general economic conditions, (b) fluctuations in hydrocarbon

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prices and margins, (c) variations between crude oil and natural gas contract volumes and actual delivery volumes, (d) unanticipated environmental liabilities or regulatory changes, (e) counterparty credit default, (f) inability to obtain bank and/or trade credit support, (g) availability and cost of insurance, (h) changes in tax laws, and (i) the availability of capital, among others (j) changes in regulations, (k) results of current items of litigation, (l) uninsured items of litigation or losses, (m) uncertainty in reserve estimates and cash flows, (n) ability to replace oil and gas reserves, (o) security issues related to drivers and terminal facilities and (p) commodity price volatility. These and other risks are described in the Company's reports that are on file with the Securities and Exchange Commission.


            UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)

                                                                                Three Months Ended
                                                                                     March 31,
                                                                            ----------------------------
                                                                                2003             2002
                                                                            -----------       ----------

               Revenues............................................        $    473,290       $  378,635

               Costs, expenses and other...........................            (469,272)        (375,268)
               Income tax provision................................              (1,525)          (1,262)
                                                                           ------------       ----------

               Earnings from continuing operations.................               2,493            2,105
               Loss for discontinued operations, net of tax........              (2,053)          (1,510)
               Cumulative effect of accounting change,
                    net of tax.....................................                 (92)               -
                                                                           ------------       ----------
               Net earnings........................................        $        348       $      595
                                                                           ============       ==========

               Earnings (loss) per share:
                  From continuing operations......................         $        .59       $      .50
                  From discontinued operations....................                 (.49)            (.36)
                  Cumulative effect of accounting change..........                 (.02)               -
                                                                           ------------       ----------

               Basic and diluted...................................
                  net earnings per common share....................        $        .08       $      .14
                                                                           ============       ==========

               Dividends per common share..........................        $          -       $        -
                                                                           ============       ==========

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                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)

                                                                           March 31       December 31
                                                                             2003            2002
                                                                         -------------    ------------
               ASSETS
                 Cash..............................................      $      28,756    $     27,262
                 Other current assets..............................            204,211         152,138
                                                                           -----------    ------------
                      Total current assets.........................            232,967         179,400

                 Net property & equipment..........................             23,438          22,304
                 Other assets......................................                416             416
                                                                            ----------    ------------
                                                                         $     256,821    $    202,120
                                                                         =============    ============

               LIABILITIES AND EQUITY
                 Total current liabilities.........................      $     201,757    $    148,084
                 Long-term debt....................................             11,475          11,475
                 Deferred taxes and other .........................              3,141           2,461
                 Shareholders' equity..............................             40,448          40,100
                                                                           -----------    ------------
                                                                         $     256,821    $    202,120
                                                                         =============    ============